MML SERIES INVESTMENT FUND
MML Fundamental Value Fund
Supplement dated February 6, 2019 to the
Prospectus dated May 1, 2018 and the
Summary Prospectus dated May 1, 2018
This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus, and any previous supplements. It should be retained and read in conjunction with the Prospectus and Summary Prospectus, and any previous supplements.
On February 5, 2019, the following changes became effective for the MML Fundamental Value Fund:
Boston Partners Global Investors, Inc., (“Boston Partners”) replaced Wellington Management Company LLP (“Wellington Management”), as a subadviser of the MML Fundamental Value Fund. Therefore, all references to Wellington Management as a subadviser of the MML Fundamental Value Fund are hereby deleted.
The following information replaces similar information found under the heading Principal Investment Strategies in the section titled Investments, Risks, and Performance (pages 28-29 of the Prospectus):
The Fund invests primarily in equity securities of issuers that the Fund’s subadviser, Boston Partners Global Investors, Inc., (“Boston Partners”), believes are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. Equity securities include common stock, preferred stock, securities convertible into common or preferred stock, rights, and warrants. Although the Fund may invest in companies of any size, the Fund will tend to focus on companies with large market capitalizations (which Wellington Management believes are generally above $1 billion). The Fund may invest up to 20% of its total assets in the securities of foreign issuers and American Depositary Receipts (“ADRs”), including emerging market securities. The Fund may invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. The Fund may participate as a purchaser in initial public offerings of securities (IPOs). An IPO is a company’s first offering of stock to the public. The Fund may at times have significant exposure to one or more industries or sectors. The Fund may hold a portion of its assets in cash or cash equivalents.
In selecting securities for the Fund, Boston Partners examines various factors to determine the value characteristics of such issuers, including price-to-book ratios and price-to-earnings ratios. These value characteristics are examined in the context of the issuer’s operating and financial fundamentals, such as return on equity, earnings growth, and cash flow. Boston Partners selects securities for the Fund based on a continuous study of trends in industries and companies, earnings power, growth, and other investment criteria. Boston Partners’ will sell a security when it no longer meets one or more investment criteria, either through obtaining target value or due to an adverse change in the fundamentals or business momentum. Each holding has a target valuation established at purchase, which Boston Partners continuously monitors and adjusts as appropriate.
The following information supplements the information found under the heading Principal Risks in the section titled Investments, Risks, and Performance (beginning on page 29 of the Prospectus):
Restricted Securities Risk The Fund may hold securities that are restricted as to resale under the U.S. Federal securities laws, such as securities in certain privately held companies. Such securities may be highly illiquid and their values may experience significant volatility. Restricted securities may be difficult to value.

The following information replaces the information found under the headings Subadviser and Portfolio Managers in the section titled Management (page 31 of the Prospectus):
Subadviser: Boston Partners Global Investors, Inc., (“Boston Partners”)
Portfolio Managers:
Mark Donovan, CFA is Co-Chief Executive Officer and lead portfolio manager for Boston Partners’ Large Cap Value portfolios. He has managed the Fund since February 2019.
David T. Cohen, CFA is a portfolio manager for the Boston Partners Large Cap Value strategy. He has managed the Fund since February 2019.
Stephanie McGirr is a portfolio manager for the Boston Partners Large Cap Value strategy. She has managed the Fund since February 2019.
David Pyle CFA is a portfolio manager for Boston Partners’ Large Cap Value portfolios. He has managed the Fund since February 2019.
The following information supplements the information found under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds beginning on page 100 of the Prospectus:
Boston Partners Global Investors, Inc. (“Boston Partners”), located at 909 Third Avenue, 32nd Floor, New York, NY 10022, manages a portion of the portfolio of the MML Fundamental Value Fund. Boston Partners is a registered investment adviser organized in Delaware. As of December 31, 2018, Boston Partners’ had approximately $81.6 billion in assets under management.
Boston Partners replaced Wellington Management Company LLP as a subadviser of the MML Fundamental Value Fund on February 5, 2019.
Mark E. Donovan, CFA
is a Co-Chief Executive Officer of Boston Partners and lead portfolio manager for Boston Partners’ Large Cap Value portfolios and a portion of the MML Fundamental Value Fund. Mr. Donovan is responsible for strategic and tactical operating decisions affecting the firm. He was one of the founding partners of Boston Partners Asset Management in 1995. Mr. Donovan joined the firm from The Boston Company where he was Senior Vice President and equity portfolio manager. He also spent five years as a consulting associate with Kaplan, Smith & Associates, and two years as a securities analyst for Value Line Inc. Mr. Donovan has 37 years of investment experience.
David T. Cohen, CFA
is a portfolio manager for Boston Partners’ Large Cap Value strategy and a portion of the MML Fundamental Value Fund. Mr. Cohen’s previous experience includes managing a portion of the Boston Partners Long/Short Research strategy and as an equity analyst specializing in the energy sector as well as the engineering & construction, and metals & mining industries. He has deep experience analyzing and understanding capital intensive commodity oriented businesses. Mr. Cohen joined the firm from Loomis Sayles where he had over 8 years of experience as a portfolio manager for their Research Fund, as well as running a global energy hedge fund. As an equity analyst Mr. Cohen covered the energy, materials, and industrials sectors. Prior to joining Loomis Sayles, Mr. Cohen was in consultant relations at MFS Investment Management. Mr. Cohen has 14 years of experience.
Stephanie McGirr
is a portfolio manager for Boston Partners’ Large Cap Value strategy and a portion of the MML Fundamental Value Fund. Ms. McGirr’s previous experience includes managing a portion of the Boston Partners Long/Short Research strategy and as an equity analyst specializing in the health care services, insurance, restaurant, retail, and apparel industries. Over the course of her tenure at Boston Partners, Ms. McGirr also covered the consumer staples and business services industries. She started with Boston Partners in 2002 as a research and quantitative assistant in the firm’s research group. Ms. McGirr joined Boston Partners from Arthur Andersen where she was an operations associate. Ms. McGirr has 16 years of experience.

David J. Pyle, CFA

is a portfolio manager for Boston Partners’ Large Cap Value portfolios and a portion of the MML Fundamental Value Fund. Prior to assuming this role, Mr. Pyle was an equity analyst covering the utility, insurance, leisure and lodging, packaging, publishing, and computer equipment and services sectors. Mr. Pyle joined Boston Partners from State Street Research where he was a research analyst and associate portfolio manager in their equity value group. Prior to that, he spent five years with Price Waterhouse. Mr. Pyle has 23 years of investment experience.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
L7352-18-06
FV-18-02

MML SERIES INVESTMENT FUND
Supplement dated February 6, 2019 to the
Statement of Additional Information dated May 1, 2018
This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”). It should be retained and read in conjunction with the SAI.
Effective February 5, 2019, the following changes were made to the MML Fundamental Value Fund.
Boston Partners Global Investors, Inc., (“Boston Partners”) replaced Wellington Management Company LLP (“Wellington Management”) as the subadviser of the MML Fundamental Value Fund. Therefore, all references to Wellington Management as the subadviser of the MML Fundamental Value Fund are hereby deleted.
The following information replaces similar information found on page B-3 in the third paragraph of the section titled General Information:
MML Investment Advisers, LLC (“MML Advisers”) is responsible for providing investment advisory, management, and administrative services needed by the Funds pursuant to investment management agreements and administrative services agreements. MML Advisers has entered into investment subadvisory agreements pursuant to which AllianceBernstein L.P. (“AllianceBernstein”) manages the investment of the assets of MML Small/Mid Cap Value; American Century Investment Management, Inc. (“American Century”) manages the investment of the assets of MML Mid Cap Value; Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”) manages the investment of the assets of MML Income & Growth; Boston Partners Global Investors, Inc., (“Boston Partners”) manages the investment of the assets of MML Fundamental Value; Gateway Investment Advisers, LLC (“Gateway”) manages the investment of the assets of MML Managed Volatility; Harris Associates L.P. (“Harris”) manages the investment of the assets of MML International Equity; Loomis, Sayles & Company, L.P. (“Loomis Sayles”) manages the investment of the assets of MML Large Cap Growth; Massachusetts Financial Services Company (“MFS”) manages the investment of the assets of MML Global and MML Growth & Income; Metropolitan West Asset Management, LLC (“MetWest”) manages the investment of the assets of MML Total Return Bond; Northern Trust Investments, Inc. (“NTI”) manages the investment of the assets of MML Equity Index; Templeton Investment Counsel, LLC (“Templeton”) manages the investment of the assets of MML Foreign; T. Rowe Price Associates, Inc. (“T. Rowe Price”) manages the investment of the assets of MML Blue Chip Growth, MML Equity Income, MML Mid Cap Growth, and MML Small Company Value; and Wellington Management Company LLP (“Wellington Management”) manages the investment of the assets of MML Focused Equity, MML Fundamental Growth, and MML Small Cap Growth Equity. MML Advisers, AllianceBernstein, American Century, Barrow Hanley, Boston Partners, Gateway, Harris, Loomis Sayles, MFS, MetWest, NTI, Templeton, T. Rowe Price, and Wellington Management are registered with the Securities and Exchange Commission (the “SEC”) as investment advisers.
The following information replaces similar information found on page B-50 in the first paragraph of the section titled Management of the Trust:
As investment adviser and subadvisers to the Funds, respectively, MML Advisers and AllianceBernstein, American Century, Barrow Hanley, Boston Partners, Gateway, Harris, Loomis Sayles, MFS, MetWest, NTI, Templeton, T. Rowe Price, and Wellington Management may be considered part of the management of MML Trust.

The following information supplements the information found beginning on page B-63 under the heading titled Subadvisers in the section titled Investment Advisory and Other Service Agreements:
Boston Partners
MML Advisers has also entered into a Subadvisory Agreement with Boston Partners pursuant to which Boston Partners serves as MML Fundamental Value’s subadviser, providing day-to-day management of the Fund’s investments. Boston Partners is located at 909 Third Avenue, 32nd Floor, New York, NY 10022. Boston Partners is a registered investment adviser organized in Delaware.
Boston Partners also provides subadvisory services for the MassMutual Select Fundamental Value Fund, which is a series of MassMutual Select Funds, a registered, open-end investment company for which MML Advisers serves as investment adviser.
The following information replaces similar information for Wellington Management Company LLP found on page B-66 in the second paragraph under the heading titled Subadvisers in the section titled Investment Advisory and Other Service Agreements:
Wellington Management also provides subadvisory services for the MassMutual Select Equity Opportunities Fund, MassMutual Select Fundamental Growth Fund, MassMutual Select Small Cap Value Equity Fund, and MassMutual Select Small Cap Growth Equity Fund, each of which are a series of MassMutual Select Funds, a registered, open-end investment company for which MML Advisers serves as investment adviser.
The following information replaces the first sentence of the paragraph found on page B-72 in the section titled Codes of Ethics:
MML Trust, MML Advisers, the Distributor, AllianceBernstein, American Century, Barrow Hanley, Boston Partners, Gateway, Harris, Loomis Sayles, MFS, MetWest, NTI, Templeton, T. Rowe Price, and Wellington Management have each adopted a code of ethics (the “Codes of Ethics”) pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act.
The following information supplements the information found beginning on page B-91in the Section titled Appendix B-Proxy Voting Policies:
Boston Partners Global Investors, Inc.
Boston Partners has adopted written procedures reasonably designed to ensure that we vote proxies in the best interest of our clients. This Policy Statement summarizes our proxy voting procedures for accounts over which we exercise proxy voting discretion.
RESPONSIBILITIES
Boston Partners’ Governance Committee (the “Committee”) is responsible for administering and overseeing our proxy voting process. The Committee makes decisions on proxy policy, establishes our formal Proxy Voting Policies (the “Guidelines”) and updates the Guidelines as necessary, but no less frequently than annually. In addition, the Committee, in its sole discretion, may delegate certain functions to internal departments and/or engage third-party vendors to assist in the proxy voting process. Finally, selected members of the Committee will be responsible for evaluating and resolving conflicts of interest relating to Boston Partners’ proxy voting process.
To assist us in carrying out our responsibilities with respect to proxy activities, we have engaged Institutional Shareholder Services (“ISS”), a third party corporate governance research service, which is registered as an investment adviser. ISS receives all proxy-related materials for securities held in client accounts and votes the proposals in accordance with Boston Partners’ Guidelines. While we may consider ISS’ recommendations on proxy issues, Boston Partners bears ultimate responsibility for proxy voting decisions. ISS also provides us with recordkeeping and vote-reporting services.
COMMITTEE MEMBERS
The Committee is comprised of representatives of portfolio management, research analysis, relationship management and compliance.

HOW WE VOTE
Our Guidelines were developed in conjunction with ISS and predominantly follow a combination of their standard and PVS (Taft-Hartley) guidelines. In determining how proxies should be voted, we primarily focus on maximizing the economic value of our clients’ investments. In the case of social and political responsibility issues that, in our view, do not primarily involve financial considerations, it is our objective to support shareholder proposals that we believe promote good corporate citizenship.
We have identified for ISS certain routine issues that enable them to vote in a consistent manner with regard to those proposals. In addition, we have outlined certain criteria for addressing non-routine issues. ISS performs in-depth research and analysis and, where required by the Guidelines, performs a case-by-case evaluation prior to casting a ballot on our behalf. Although Boston Partners has instructed ISS to vote in accordance with the Guidelines, Boston Partners retains the right to deviate from those Guidelines if, in its estimation, doing so would be in the best interest of clients. Boston Partners may refrain from voting proxies where we are unable or unwilling to do so because of legal or operational difficulties or because we believe the administrative burden and/or associated cost exceeds the expected benefit to a client.
CONFLICTS
ISS is a third-party service provider engaged to make recommendations and to vote proxies in accordance with Boston Partners’ predetermined Guidelines. Because we vote proxies based on predetermined Guidelines, we believe clients are sufficiently insulated from any actual or perceived conflicts Boston Partners may encounter between our interests and those of our clients. However, we may deviate from the Guidelines in certain circumstances or our Guidelines may not address certain proxy voting proposals. If a member of our research or portfolio management team recommends that we vote a particular proxy proposal in a manner inconsistent with the Guidelines or if our Guidelines do not address a particular proposal, we will adhere to certain procedures designed to ensure that the decision to vote the particular proxy proposal is based on the best interest of Boston Partners’ clients. In summary, these procedures require the individual requesting a deviation from the Guidelines to complete a Conflicts Questionnaire (the “Questionnaire”) along with written documentation of the economic rationale supporting the request. The Questionnaire seeks to identify possible relationships with the parties involved in the proxy that may not be readily apparent. Based on the responses to the Questionnaire, the Committee (or a subset of the Committee) will determine whether it believes a material conflict of interest is present. If a material conflict of interest is found to exist, Boston Partners will vote in accordance with the instructions of the client, seek the recommendation of an independent third party or resolve the conflict in such other manner as Boston Partners believes is appropriate, including by making its own determination that a particular vote is, notwithstanding the conflict, in the best interest of clients.
The following information supplements the information found beginning on page B-184 in the section titled Appendix C—Additional Portfolio Manager Information:

Boston Partners Global Investors, Inc.
The portfolio managers of MML Fundamental Value are Mark Donovan, David T. Cohen, Stephanie McGirr, and David Pyle.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Mark Donovan, CFA
Registered investment companies**	4	$14,763,613,163	0	$0
Other pooled investment vehicles	4	$5,460,158,327	0	$0
Other accounts	165	$10,598,635,280	3	$151,741,384
David Cohen, CFA
Registered investment companies**	4	$14,763,613,163	0	$0
Other pooled investment vehicles	4	$5,460,158,327	0	$0
Other accounts	164	$10,329,237,493	3	$151,741,384
Stephanie, McGirr
Registered investment companies**	4	$14,763,613,163	0	$0
Other pooled investment vehicles	4	$5,460,158,327	0	$0
Other accounts	164	$10,329,237,493	3	$151,741,384
David Pyle, CFA
Registered investment companies**	4	$14,763,613,163	0	$0
Other pooled investment vehicles	4	$5,460,158,327	0	$0
Other accounts	164	$10,329,237,493	3	$151,741,384

*
The information provided is as of December 31, 2018.

**
Does not include MML Fundamental Value.

Ownership of Securities:
As of December 31, 2018, the portfolio managers did not own any shares of MML Fundamental Value.
Conflicts of Interest
Boston Partners owes its clients a duty of loyalty and monitors situations in which the interests of its advisory clients may be in conflict with its own interests. Boston Partners identifies business practices that may cause a conflict of interest between it and its clients, discloses such conflicts of interest to clients and develops reasonable procedures to mitigate such conflicts. Boston Partners has identified the following potential conflicts of interest and the measures it uses to address these matters:
Equitable Treatment of Accounts
Boston Partners recognizes that potential conflicts may arise from the side-by-side management of registered investment companies and “investment accounts,” which include privately offered funds and separately managed accounts of individuals and institutional investors. Where Boston Partners’ separately managed accounts are charged performance fees, portfolio managers may be inclined to take investment risks that are outside the scope of such client’s investment objectives and strategy. In addition, since Boston Partners’ private investment funds charge performance fees and share those fees with portfolio managers, such portfolio managers may also be inclined to take additional investment risks. Boston Partners maintains a Trade Allocation and Aggregation Policy as well as a Simultaneous Management Policy to ensure that client accounts are treated equitably. The Compliance Department (the “CD”) reviews allocations and dispersion regularly, and accounts within the same strategy are precluded from simultaneously holding a security long and short. Risk Management performs periodic reviews to ensure the product complies with the investment strategy and defined risk parameters.
Furthermore, since Boston Partners charges a performance fee on certain accounts, and in particular these accounts may receive “new issues” allocations, Boston Partners has a conflict of interest in allocating new issues to these accounts. Boston Partners maintains an IPO Allocation Policy and the CD assists in, and/or reviews, the allocation of new issues to ensure that IPOs are being allocated among all eligible accounts in an equitable manner.
Utilizing Brokerage to Advantage Boston Partners
Boston Partners does not place trades through affiliated brokers. Securities trades are executed through brokerage firms with which Boston Partners maintains other advantageous relationships, such as soft dollars. In these cases, the broker may expect commission business in return. Boston Partners has established a Trade Management Oversight Committee to evaluate brokerage services and to review commissions paid to brokers. In addition, Boston Partners maintains a Best Execution Policy and a Soft Dollar Policy to assist in its monitoring efforts. Boston Partners also identifies affiliates of the investment companies for which it acts as investment adviser or sub adviser to ensure it is trading in accordance with applicable rules and regulations.
Directed Brokerage
Boston Partners faces an inherent conflict since it is in a position to direct client transactions to a broker or dealer in exchange for distribution capacity. Boston Partners maintains policies which prohibit its traders from considering a broker-dealer’s distribution capacity for promoting or selling Boston Partners’ separate account services, mutual funds, or proprietary funds (collectively “Boston Partners’ Services”) during the broker selection process. Nor will Boston Partners compensate any broker either directly or indirectly by directing brokerage transactions to that broker for consideration in selling Boston Partners’ Services.
Mixed Use Allocations and Use of Soft Dollars to Benefit Adviser
Soft dollar services which have a “mixed use” allocation present a conflict of interest when determining the allocation between those services that primarily benefit Boston Partners’ clients and those that primarily benefit Boston Partners. In addition, a conflict of interest exists when Boston Partners uses soft dollars to pay expenses that would normally be paid by Boston Partners. Boston Partners has developed soft dollar policies which require it to make a good faith allocation of  “mixed use” services and to document its analysis. In addition, the CD reviews all requests for soft dollars to ensure inclusion under the safe harbor of Section 28 (e) of the Securities Exchange Act of 1934 (the “Exchange Act”).
Trade Errors
A conflict arises when an investment adviser requests a broker/dealer to absorb the cost of a trade error in return for increased trading and/or commissions. Boston Partners prohibits correcting a trade error for any quid pro quo with a broker and has procedures for the proper correction of trade errors.
Principal Transactions
A principal transaction occurs when an investment adviser, acting for the account of itself or an affiliate buys a security from, or sells a security to a client. An inherent conflict of interest exists since an adviser has an opportunity to transfer unwanted securities from its account to a client's account, sell securities to a client’s account at prices above the market, or transfer more favorably priced securities from a client account to its account. Boston Partners generally does not permit the selling of a security from one client account and the purchasing of the same security in another client account if Boston Partners has a principal interest in one of the accounts at the time of the transaction. Additionally, Boston Partners requires that clients give consent by signing subscription agreements to purchase a pooled investment vehicle in which Boston Partners or a related entity has an interest.
Cross Trades
Cross transactions between clients create an inherent conflict of interest because Boston Partners has a duty to obtain the most favorable price for both the selling client and the purchasing client. Boston Partners generally does not engage in cross trading.
Affiliated Investments
Potential conflicts exist if Boston Partners directs client investments into affiliated vehicles in order to increase the size of these vehicles and thereby increase its compensation by (a) lowering overall expenses of the vehicle, some of which Boston Partners may have responsibility for; (b) permitting greater marketing of the vehicle which will generate greater fee revenue for Boston Partners; or (c) allowing Boston Partners or an affiliate to redeem its investment capital in such vehicle. To mitigate any detriment to the client, Boston Partners has product suitability procedures and will obtain a client’s consent prior to investing client assets in an affiliated vehicle.
Proprietary Trading Opportunities
Employees are in a position to take investment opportunities for themselves or Boston Partners before such opportunities are executed on behalf of clients. Employees have a duty to advance Boston Partners’ client interests before Boston Partners interests or their personal interests. Boston Partners must assure that employees do not favor their own or Boston Partners’ accounts. The Boston Partners Code of Ethics (the “Code”) includes procedures on ethical conduct and personal trading, including preclearance and blackout procedures, to which all employees are subject.
Insider Trading/Non-Public Information
Employees are in a position to learn material nonpublic information and to trade in their personal accounts on such information, to the potential disadvantage of client accounts. The Code addresses insider trading including permissible activities. Employees certify, at least annually, that they are in compliance with the Code.
Boston Partners periodically discusses securities which may be held in client accounts with external investment professionals when sourcing and analyzing investment ideas. These discussions may include but are not limited to economic factors, market outlook, sector and industry views, and general and/or specific information regarding securities. Discussion of specific securities creates a conflict which could disadvantage Boston Partners’ clients if the external parties were to act upon this information, including but not limited to front-running and scalping either particular securities or numerous securities in a similar sector to the extent such information is known about Boston Partners’ holdings. Boston Partners has policies prohibiting discussion of client investments for non-business purposes and has outlined permissible activities as well as certain other prohibitions when sourcing investment ideas for business purposes.
Value-Added Investors
A senior executive from a public company or a private company that is a hedge fund, broker-dealer, investment adviser, or investment bank, (collectively “VAIs”), may invest in Boston Partners’ private funds. A conflict exists if Boston Partners invests in companies affiliated with a VAI or if a VAI who works at a private company provide material non-public information to Boston Partners or vice versa. Both of these conflicts raise issues with respect to information sharing. Boston Partners has procedures to: i) identify these individuals through its annual outside businesses questionnaire, its annual compliance questionnaire, review of new account start-up documents, and its 5130 and 5131 questionnaires, and ii) monitor conflicts these persons present through its pre-trade compliance system and/or email surveillance.

Selective Disclosure
Selective disclosure occurs when material information is given to a single investor, or a limited group of investors, and not to all investors at the same time. This practice may allow one set of investors to profit on undisclosed information prior to giving others the same opportunity. In order to prevent this conflict of interest, Boston Partners has procedures regarding the dissemination of account holdings.
Valuation of Client Accounts
Because Boston Partners calculates its own advisory fees, it has an incentive to over-value such accounts to either increase the fees payable by the client, or to conceal poor performance for an incentive fee. Boston Partners has several safeguards in place to mitigate this conflict. Boston Partners has a policy for the valuation of securities. Boston Partners’ Operations Department reconciles cash, assets, and prices for all client accounts with the client’s custodian bank’s records on a monthly basis. Finally the CD, periodically reviews client fee invoices.
Representing Clients
At times, clients may request Boston Partners represent their interests in class action litigation, bankruptcies or other matters. Boston Partners’ expertise lies in investment management and has an inherent conflict of interest if cast in any other role. When possible, Boston Partners’ investment management agreements include provisions that Boston Partners will not act on behalf of the client in class actions, bankruptcies or matters of litigation.
Outside Business Activities
An employee’s outside business activities may conflict with the employee’s duties to Boston Partners and its clients. Boston Partners requires all employees to disclose any outside employment to the CD, who, in conjunction with the employee’s supervisor and the Director of HR, will identify any potential conflicts. In the event that a resolution to the conflict cannot be reached, the employee may be asked to terminate either his outside employment or his position with Boston Partners.
Business Gifts and Entertainment
Boston Partners employees periodically give or receive gifts from clients. Boston Partners employees host clients or receive entertainment provided by a client. Such gifts or entertainment may be considered efforts to gain unfair advantage. Boston Partners maintains a gifts and entertainment policy and has developed a “Q&A” guide for employees regarding certain types of gifts and entertainment. Generally, employees are not permitted to give or receive gifts of more than $100 in value, per person, per year. Entertainment that is normal or customary in the industry is considered appropriate. Employees should consult the CD if they are unsure about a particular gift or value of entertainment.
Illegal or Unethical Behavior
Unethical or illegal conduct by employees damages Boston Partners’ ability to meet its fiduciary duties to clients. Employees are required to report to management any actual or suspected illegal or unethical conduct on the part of other employees of which they become aware or any situations in which they are concerned about the “best course of action.” In addition, employees are required to certify annually that they are in compliance with the Boston Partners Compliance Manual. Regardless of whether a government inquiry occurs, Boston Partners views seriously any violation of the Compliance Manual. Disciplinary sanctions may be imposed on any employee committing a violation of the Compliance Manual.
Proxy Voting
Boston Partners’ proxy voting authority for its clients, puts it in a position where its interests may conflict with the best interests of its clients when determining how to vote. Boston Partners has a proxy voting policy and has engaged an outside vendor to execute proxies according to this policy. Boston Partners has a procedure to handle conflicts of interest which may arise in voting client securities.

Consulting Relationships
Boston Partners may purchase software, educational programs and peer group information from consulting firms that represent Boston Partners clients. Due to the lack of payment transparency, these relationships could give rise to improper activity on the part of the investment adviser or the consultant. Products purchased from consultants must serve a legitimate need for Boston Partners’ business and may not be acquired to influence a consultant’s recommendation of Boston Partners.
Compensation
As a top quartile investment manager, with our investment teams working and living in very competitive markets like Boston, London, Los Angeles, San Francisco and New York, we believe in having compensation, work environment and other incentives in place which reflect the value we place in our primary asset – our people. All investment professionals receive a compensation package comprised of an industry competitive base salary, a discretionary bonus and long-term incentives. Through our bonus program, key investment professionals are rewarded primarily for strong investment performance. We believe this aligns our Boston Partners team firmly with our clients’ objectives and provides the financial and work environment incentives which keep our teams in place and has led to industry leading investment staff continuity and extremely low unplanned staff turnover.
Typically, bonuses are based upon a combination of one or more of the following four criteria:
•
Individual Contribution: an evaluation of the professional’s individual contribution based on the expectations established at the beginning of each year;

•
Product Investment Performance: performance of the investment product(s) with which the individual is involved versus the pre-designed index, based on the excess return;

•
Investment Team Performance: the financial results of the investment group with our client’s assets;

•
Firm-wide Performance: the overall financial performance of Boston Partners.

•
Our long-term incentive program effectively confers a significant 20-30% ownership interest in the value of the business to key employees. Annual awards are made by the Compensation Committee and are meant to equate to an additional 10-20% of the participants cash bonus awards.

We retain professional compensation consultants with asset management expertise to periodically review our practices to ensure that they remain highly competitive.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
SAI L7352-18-03